EXHIBIT 10.5(b)
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      LIST OF CONTENTS OF EXHIBITS TO THE REVOLVING CREDIT AGREEMENT



                                 EXHIBITS

Exhibit A        First Replacement Revolving Note

Exhibit B        Borrowing Notice

Exhibit C        Assignment Agreement

Exhibit D        Scheduled Properties

Exhibit E        Accountant's Letter



                                 SCHEDULES

Schedule 6.5     Litigation and Contingent Claims

Schedule 6.6     Liens

Schedule 6.7     Subsidiaries

Schedule 6.13    Pension and Welfare Plans

Schedule 7.11    Indebtedness